UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2024

NEW HORIZON AIRCRAFT LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-41607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3187 Highway 35, Lindsay, Ontario, K9V 4R1

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (613) 866-1935

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Ordinary Share, no par value	HOVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	HOVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of New Horizon Aircraft Ltd., a British Columbia company (the “Company”), filed on January 12, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed solely for the purpose of amending the historical financial statements provided under Item 9.01(a) in the Original Report to include (i) the unaudited condensed interim financial statements of Robinson Aircraft, Ltd. d/b/a Horizon Aircraft, a British Columbia company (“Legacy Horizon”), as of November 30, 2023 and for the six months ended November 30, 2023 and 2022, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Horizon as of November 30, 2023 and for the six months ended November 30, 2023 and 2022, and (iii) the unaudited pro forma financial statements as of November 30, 2023.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed interim financial statements of Legacy Horizon as of November 30, 2023 and for the six months ended November 30, 2023 and 2022 and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Horizon as of November 30, 2023 and for the six months ended November 30, 2023 and 2022.

(b) Pro forma financial information.

The unaudited pro forma financial statements as of November 30, 2023 are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Condensed Interim Financial Statements of Legacy Horizon as of November 30, 2023, and for the six months ended November 30, 2023 and 2022.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Horizon as of November 30, 2023, and for the six months ended November 30, 2023 and 2022.
99.3	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements, as of November 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZON AIRCRAFT LTD.

Date: February 12, 2024	By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chief Executive Officer

3